Get Digitally Connected

09-13-11

Forward Looking Statements

This presentation contains "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this presentation that are not purely historical are forward-looking statements. Forward looking statements give the Company's current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company's control, and could cause the Company's results to differ materially from those described.

The Company is providing this information as of the date of this presentation and does not undertake any obligation to update any forward looking statements contained in this presentation as a result of new information, future events or otherwise. We have based these forward looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business.

Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Important factors that could cause such differences include, but are not limited to the Risk Factors and other information set forth in the Company's Annual Report of Form 10-K for the year ended December 31, 2010 filed with the SEC on March 1, 2011.

rVue Overview

Company: rVue Holdings, Inc.

Founded: 2008

Headquarters: Fort Lauderdale, FL

Symbol (OTCBB): RVUE

Market Cap: $11.5 million

Business Overview: A digital advertising technology company which provides a digital distribution platform to the Digital Out-of-Home (DOOH) industry. Our technology includes the leading Demand-Side Platform (DSP) which serves the growing DOOH market

Strategic Relationships:
-Amazon
-Groupon
-Donovan Data Systems

The Industry…

The Digital Distribution Platform that Connects Advertisers to DOOH Media


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TEXT YOUR THOUGHTS
I love you guys!
OMG, the bartender is so hot!
That's how I roll


Where?

Digital Out-of-Home

Digital Out-of-Home (DOOH) is currently the third fastest growing advertising medium in the world*

Description:
- -Dynamic media distributed across placed-based networks
- -Target venues: cafes, bars, restaurants, health clubs, malls, healthcare, colleges, arenas and public spaces
- -Delivery methods: out-of home screens, kiosks, jukeboxes

Attractiveness:
- -Ability to target consumers on the go
- -Ability to deliver over the Internet
- -Expands reach of traditional advertisement
- -Price point to build DOOH networks at tipping point






*According to a Magna Global ad forecast, DOOH is the third fastest-growing advertising media projected to grow 15.2% from 2011 to 2016.

rVue Growth Drivers

- **Trending Up:** The growing trends towards targeting specific consumer demographics, which makes DOOH one of the fastest growing mediums across North American and Europe
- **Pioneering:** Ability to make the fragmented but highly desirable DOOH market accessible to advertisers
- **Strategic:** Strategic partnerships to increase market penetration
- **Differentiation:** Digital Out of Home versus traditional static formats
- **Cost-Effective:** Digital networks fed remotely from a central server save much of the cost compared to the staff-intensive manual maintenance of other traditional media
- **Opportunistic:** Acquisition opportunity in a highly fragmented industry

Digital Out-of-Home Industry Perception







Six Facts About Out-Of-Home Digital Advertising Networks

1. They are big.
2. They are here to stay.
3. Customers like them.
4. People watch them.
5. Ads on these networks get results.
6. It is possible to translate traffic to viewers.

Five Things Out-Of-Home Digital Ad Networks can do that other Media Channels Cannot

1. Better proximity to the purchase decision.
2. Measurable advertising impact.
3. Greater relevance to the product being advertised
4. The ability to target niche markets.
5. Targeted support for local sales and marketing programs.

Source: Adding Out-of-Home Digital Ad Networks to the Marketing and Media Mix

DOOH Industry Highlights

- **Growing industry driven by early adopters:**

  CBS Outdoor, Gas Station TV, Walmart Smart Network

- **Represents the fastest growing slice of the marketing and communications pie**

  2011E Growth rate =>DOOH:+20% vs. Internet:+13.3% vs. TV: +5.5%

- **Gradual integration**

  Effective media is “multichannel”and has become more interactive, digital and mobile.

- **Consolidations**

  Undercapitalized networks have closed while stronger networks are gaining momentum and driving industry awareness.

- **Highly fragmented**

  There is a very wide range of DOOH technologies (QR codes, touchscreens, proximity sensors, facial recognition) Approximately 267 DPBM network operators in U.S.

- **Offers a less expensive alternative when compared to other traditional media**

  Big buyers: financial, telecommunications and auto



ScreenMedia daily
Amplifying Brand Reach With Digital Out-of-Home Media
How Digital Out-of-Home Technologies Are Helping Advertisers Expand Brand Reach and Engage Consumers Online
EMERGING PLATFORMS
Why 2011 will be digital out-of-home's tipping point
By Garry McGuire
November 30, 2010
MediaPost
MediaDailyNews
Out-of-Home Ad Revenue Topped $6B in 2010
Despite continuing economic worries, out-of-home advertising revenues grew 4.1% from about $5.86 billion in 2009 to $6.1 billion in 2010, according to the Outdoor Advertising Association of America.
Microsoft Advertising
Home
Advertise
Understanding Digital
Understanding Digital > Why Digital Advertising
Why Digital Advertising
Advertising online is now an essential element of a successfu
AdvertisingAge
VIDEO
WSJ Scores With Out-of-Home Digital Screen Strategy

Industry Adoption



The Lifecycle of Marketing and Communications Channels
(2011E Ad Spending Growth Rates)
Return
Digital Out-of-Home 20%
Internet 13.3%
Outdoor 6.0%
TV 5.5%
Radio 2.4%
Newspaper 2.3%
Incubate
Grow
Harvest
Decline
Retire
Time

Source: Zenith & Magna Global

Early Adopters:

- LAMAR
- captivate NETWORK
- CBS Digital Media
- channel RED
- THE WALL STREET JOURNAL OFFICE NETWORK™
- Walmart Smart Network
- GSTV GAS STATION TV
- GameStop TV
- MIRRUS
- TRANSIT tv
- SCREENVISION

Digital Out-of-Home Place-Based Media (DPBM)

OOH size: Expected to reach $38.6B by 2016

DOOH size: Expected to reach $5.2B by 2016

DOOH Growth: 2011 – 2016 CAGR : 15.2%

# of Screens: +5M globally

1.7M in U.S.

Share of Global Out-of-Home (OOH) Advertising 2011


Cinema
11%
DOOH
10%
Other OOH
79%

Total Out-of-Home Advertising Forecast (in Billions of Constant USD)


$40.0
$30.0
$20.0
$10.0
$-
Billions
2000
2002
2004
2006
2008
2010E
2012E
2014E
2016E

Digital Out-of-Home Advertising Forecast (in Billions of Constant USD)


$6.0
$4.5
$3.0
$1.5
$-
Billions
2000
2002
2004
2006
2008
2010E
2012E
2014E
2016E

Source: Magna Global

Advertising Leaders Leveraging DPBM

Source: Digital Place-Based Advertising Association

Solving Industry Challenges


H&M
-30%
THE BODY SHOP
NELAN

rVue solves several barriers for growth:

DOOH is being used sporadically in marketing campaigns due to the difficulty in buying.

Solution: rVue is the only Online DSP for DOOH and eliminates the need for RFP's

Lack of scalability (few of the DOOH network operators can claim reach on a national scale)

Solution: rVue has most all of the advertising networks within the platform which reaches over 200 Million daily consumers

Lack of accountability and measurement systems

Solution: rVue has an automated QR platform for mobile integration into campaigns for accountability and flash based live metrics

The Company…

Leadership – Key Executives



Jason Kates – Chief Executive Officer

Founder and CEO of rVue, Inc., Kates has been paving new ground in the DOOH industry for over 16 years. As the visionary behind rVue, Kates drives the company's mission to accelerate adoption by raising the standards of DOOH media. Kates is a member of DSF, DSA and a board member of DPAA's standards committee.



David Loppert – Chief Financial Officer

David has lent a hand in growing numerous multi-million dollar companies including, most recently, Surgical Outcome Support where David served as the Director, Executive V.P. and Chief Financial Officer.



Jennifer Bolt – SVP, Chief Strategy Officer

Bolt brings 22 years of media strategy experience to rVue, with the majority of her agency career being spent at Omnicom agencies. In her most recent role as Executive Director, Engagement Planning & Innovation at TracyLocke, Bolt led her team in client strategy across traditional, non-traditional and emerging media and was the champion of the agency's innovation initiative which evaluated and recommended new technologies and digital media platforms.



Dawn Rahicki – SVP, Chief Marketing Officer

With over 27 years as a marketing professional, Rahicki's experience includes founding and managing a results-oriented marketing and advertising firm and leading award-winning creative, marketing and account service teams for multi-million and multi-billion dollar companies. Various board and volunteer efforts include being past-president of the Advertising Federation of Greater Fort Lauderdale.



Jay Wilson – SVP, Chief Technology Officer

A leading technologist in the DOOH industry, Wilson has directed trafficking, operational, and system development teams through the process of creating automated, digital workflows for manual, analog tasks.

rVue Ecosystem



Advertisers
Ad Agencies
KEY PARTNERSHIPS
rVue DSP
rVue Direct
rVue Cloud
Media Planning
Trading Desk
Analytics & API
Production & Trafficking
Accounting & Billing
DATA COLLECTION
Ad Networks and Aggregators
Audience

Breadth of Addressable Market

rVue Current Coverage:

- More than 38 venue types
- Number of Screens: > 664,000
- Number of Digital Networks: > 150
- Daily impressions: > 224M





300
200
100
0
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
# of Agency/Buyer accounts
# of Networks



600,000
400,000
200,000
-
160,000,000
120,000,000
80,000,000
40,000,000
-
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Locations
Screens
Daily Impressions

Source: rVue *As of August 25, 2011

Demand Side Platform (DSP)

- **True DSP for Digital Out-of-Home advertising**

  - Inspired by Google and the effect of organizing the data
  - Enables automated, real-time decision making and personalization
  - Enables buyers to efficiently plan, buy, analyze their DOOH campaigns

- **Ability to target specific consumer demographics**

  - Delivers powerful audiences and large reach across multiple networks

- **Advertising Arbitrage Model**

  - Delivers increased operating leverage through an active trading desk

- **Similar models have proved to be successful (across other areas of the internet)**

  - Internet DSPs – sell banners and other advertising (Yahoo's Right Media Exchange)

- **Proprietary API + Analytics and Network Ranking System**
- **Integrating into global advertising software company**

Key Characteristics of the rVue Demand Side Platform (DSP)

The rVue DSP is the leading buying platform for DOOH which creates more profit for both buyers and sellers

rVue is an online digital marketplace that brings Digital Out-of-Home buyers and sellers together.

Trading Desk utilizes historical data, network scoring and trend data to create the beneficial financial model for each side of the transaction


Efficiency
Marketplace
Neutral
Reach
Data-driven
rVue™

rVue is platform neutral: no vested interest in networks or inventory

Scale and Reach-rVue has over $9B in inventory today and able to reach 200MM daily consumers

The Components of rVue

Research/Strategize/Search
Many different approaches with the DSP to find targeted consumers.

Accounting & Billing
rVue's proprietary connection to the Donovan Data System enables streamlined accounting and eliminates duplication for Media Planners.

Media Planning
Locate targeted audiences and screens then put them in a shopping cart or simply use the powerful rVue wizard to create a strategic media plan in minutes.



Analytics & API
rVue's connection into digital networks via analytics or API enables real time data.

Make Offers
Trading Desk utilizes historical data, network scoring and trend data to create the beneficial financial model for each side of the transaction.

Production & Trafficking
rVue's proprietary cloud based encoding allows for streamlined trafficking of content to networks.

Revenue Drivers

rVue Trading Desk



rVue DIRECT

rVue Cloud



-rVue Trading Desk: The mission of the rVue Trading Desk is to empower advertising agencies, brand marketers and networks by delivering an end-to-end solution-focused technology. rVue is now fully integrated with Donovan Data Systems (DDS) which gives hundreds of advertising agencies the ability to plan, buy and reconcile digital advertising seamlessly.

-rVue Direct: Direct Response, Groupon Daily Deals, Public Service Announcements and music downloads are available through rVue Direct. rVue recently formed relationships with Amazon, Groupon and Global Infomercial Services for the purpose of direct response content, products and billing services. rVue Direct is a hub for network operators to log in, browse content offerings and download interactive content to their playlists.

-rVue Cloud: With the effort underway to move the DOOH industry to the Cloud, rVue will enable networks to use internet streaming technologies (similar to Netflix). DOOH Networks will then be able to open up their inventory for the online video agencies and buying organizations as well as reducing barriers to entry for millions more DOOH screens to be deployed.

Along with the enterprise approach to digital media, rVue has a vision to enter the home through connected TV and give advertisers the same ability to target relevant messages to interactive audiences.

rVue Income Statement

	FY 2010	Mar-11	Jun-11
Revenue:			
rVue Fees	3,275	124,443	-
rVue License Fees	114,077	-	-
rVue Trading Desk Revenue	-	-	-
rVue Direct	-	-	-
Network Management	507,130	112,038	108,461
Total Revenue	**$ 624,482**	**$ 236,481**	**$ 108,461**
Gross Profit (excl. stock option exp.)	472,965	132,753	63,914
Gross Profit (GAAP)	**470,963**	**132,212**	**63,243**
Adjusted EBITDA (excl. stock option exp.)	(1,685,963)	(640,029)	(713,423)
Operating Income (Loss) - GAAP	(2,045,148)	(926,418)	(999,548)
Loss Before Income Taxes - (excl. stock option exp.)	(1,741,162)	(637,672)	(712,518)
Loss Before Income Taxes - GAAP	(2,100,347)	(924,061)	(998,643)
Net Income (Loss) - (excl. stock option exp.)	$ (1,741,162)	$ (637,672)	$ (712,518)
Net Income (Loss) - GAAP	**$ (2,100,347)**	**$ (924,061)**	**$ (998,643)**
EPS - Basic And Diluted (excl. stock option expenses)	$ (0.08)	$ (0.02)	$ (0.02)
EPS - Basic And Diluted (GAAP)	**$ (0.10)**	**$ (0.02)**	**$ (0.03)**
Weighted Average Number Of Common Shares	20,732,647	37,273,725	37,273,725

rVue Balance Sheet

	June 30, 2011
Current Assets	
Cash And Cash Equivalents	1,057,013
Accounts Receivable	27,493
Prepaid Expenses	295,082
Total Current Assets	**$1,379,588**
Property And Equipment, Net	60,905
Software Development Costs	322,946
Deposits	13,510
Total Assets	**$1,776,949**
Current Liabilities	
Accounts Payable	112,054
Accrued Expenses	391,612
Deferred Revenue	31,975
Total Current Liabilities	**$535,641**
Stockholders' Equity	
Common Stock	37,274
Additional Paid-In Capital	5,287,350
Accumulated Deficit	(4,083,316)
Total Stockholders' Equity	**$1,241,308**
Total Liabilities + Stockholders' Equity	**$1,776,949**

rVue Opportunity

Reasons to get excited:



Experienced management team who has a clear understanding of the dynamics (macro & micro) within the DOOH marketplace



A **pure player** in a growing and emerging industry

Solid and highly leverageable Business Model: Revenue sources are clearly defined


DIGITAL
DENVERTHEATREDISTRICT

Potential for Above Average **ROI**

Key components and strategic partnerships in place to generate top and bottom line growth

Contact Us

LOGIN @ rvue.com

Jason Kates, CEO
Jason.Kates@rvue.com
954.525.6464 x 201

David Loppert, CFO
dloppert@rvue.com
954.356.5441

Dawn Rahicki, CMO
dawn.rahicki@rvue.com
954.356.5442